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                                                                    EXHIBIT 10.1

                                CREDIT AGREEMENT

                          Dated as of November 13, 2003

                                     between

                         STANDARD MANAGEMENT CORPORATION

                                   as Borrower

                                       and

                     THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                    as Lender

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
ARTICLE I..............................................DEFINITIONS AND ACCOUNTING TERMS        1

     SECTION 1.01.................................................Certain Defined Terms        1

     SECTION 1.02................................................Computation of Periods       15

     SECTION 1.03...........................................................Conventions       15

ARTICLE II............................................AMOUNTS AND TERMS OF THE ADVANCES       15

     SECTION 2.01..................................................The Revolving Credit       15

     SECTION 2.02.............................................................Term Loan       18

     SECTION 2.03...........................................................Prepayments       19

     SECTION 2.04..........................................................Late Charges       20

     SECTION 2.05.............................................Payments and Computations       20

     SECTION 2.06.................................................................Taxes       21

     SECTION 2.07.......................................................Use of Proceeds       22

     SECTION 2.08....................................Designation as Senior Indebtedness       22

ARTICLE III.....................................CONDITIONS TO EFFECTIVENESS AND LENDING       22

     SECTION 3.01.................................Conditions Precedent to Effectiveness       22

     SECTION 3.02...........Conditions Precedent to the Making of Each Rev. Credit Adv.       25

ARTICLE IV...............................................REPRESENTATIONS AND WARRANTIES       25

     SECTION 4.01........................Representations and Warranties of the Borrower       25

ARTICLE V.....................................................COVENANTS OF THE BORROWER       30

     SECTION 5.01.................................................Affirmative Covenants       30

     SECTION 5.02....................................................Negative Covenants       36

ARTICLE VI............................................................EVENTS OF DEFAULT       40

     SECTION 6.01.....................................................Events of Default       40

ARTICLE VII...............................................................MISCELLANEOUS       43

     SECTION 7.01......................................................Amendments, Etc.       43

     SECTION 7.02.........................................................Notices, Etc.       43

     SECTION 7.03...................................................No Waiver; Remedies       43
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
SECTION 7.04....................................................Costs and Expenses       43

SECTION 7.05......................................................Right of Set-off       44

SECTION 7.06........................................................Binding Effect       44

SECTION 7.07........................................Assignments and Participations       45

SECTION 7.08.......................................................Confidentiality       45

SECTION 7.09....................................................Further Assurances       46

SECTION 7.10.........................................................Governing Law       46

SECTION 7.11.............................................Execution in Counterparts       46

SECTION 7.12..................................................Waiver of Jury Trial       46
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